July 18, 2006

Supplement

SUPPLEMENT DATED JULY 18, 2006 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2006
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006

The first paragraph in the section of each Prospectus titled ‘‘Share Class Arrangements – Class B Shares – Conversion Feature’’ is hereby deleted and replaced with the following:

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDCONV 7/06